SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


      Date of Report (Date of earliest event reported):  June 23, 1997


                        MILLENNIUM ELECTRONICS, INC.
                        ----------------------------
            (Exact name of registrant as specified in it charter)



      Nevada                  33-45838-C                    33-0750730
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 (State of incorporation)    (Commission                   (I.R.S. Employer
                             File Number)               Identification Number)


      31642 South Coast Highway, Suite 100, Laguna Beach, California  92699
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                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (714) 499-0877
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Item 5.     OTHER EVENTS

            The Company's outstanding Common Stock Purchase Warrants (the "Warrants") are scheduled to expire June 30, 1997. Effective
            June 23, 1997, the Company's Board of Directors adopted resolutions which extended the exercise period of the Warrants to September 30, 1997.

            If the Company's Common Stock issuable upon the exercise of the Warrants requires registration, the Company has authority to suspend the exercise of the Warrants until such registration is obtained.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MILLENNIUM ELECTRONICS, INC.



Date:  June 30, 1997                      By: /s/Troy D. Barnes
                                              -----------------
                                              Troy D. Barnes
                                              President






















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